                                                                  EXHIBIT 10.2
                           PARENT GUARANTEE AGREEMENT


                  PARENT GUARANTEE  AGREEMENT,  dated as of October 19, 1995, as amended and restated as of November 10, 1998 (the "PARENT GUARANTEE AGREEMENT"), made by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), and UCAR GLOBAL ENTERPRISES INC., a Delaware corporation (the "BORROWER" and, together with UCAR, the "GUARANTORS"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent for the Secured Parties. Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT"), among UCAR, the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent and (ii) the Credit Agreement dated as of November 10, 1998, among UCAR, the Borrower, UCAR S.A., the Lenders party thereto, The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").


                              W I T N E S S E T H:


          WHEREAS, pursuant to the Credit Agreements, the Lenders have severally agreed to make Loans and the Fronting Banks have agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make the Loans and the obligation of the Fronting Banks to issue the Letters of Credit that the Guarantors shall have executed and delivered this Guarantee to the Collateral Agent for the ratable benefit of the Secured Parties; and

          WHEREAS, UCAR is the direct holder of all of the issued and outstanding capital stock of the Borrower, and it is to the advantage of UCAR and the Borrower that the Lenders make the Loans and the Fronting Banks issue the Letters of Credit.

          NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreements and

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                                                                               2

to induce the Lenders to make their respective Loans and the Fronting Banks to issue their respective Letters of Credit, each of the Guarantors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

          1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreements and used herein shall have the meanings given in the Credit Agreements.

          (b) "GUARANTEE": this Parent Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          (c) "OBLIGATIONS": (i) the unpaid principal of and premium, if any, and interest (including interest accruing at the then applicable rate provided in the Existing Credit Agreement after the maturity of the Loans thereunder and interest accruing at the then applicable rate provided in the Existing Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made under the Existing Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) the unpaid principal of and premium, if any, and interest (including interest accruing at the then applicable rate provided in the Tranche C Facility Credit Agreement after the maturity of the Loans thereunder and interest accruing at the applicable rate provided in the Tranche C Facility Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made under the Tranche C Facility Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (iii) each payment required to be made by any Credit Party under the Existing Credit Agreement, when and as due, including payments in respect of reimbursements of L/C Disbursements, interest thereon and obligations to provide cash collateral, (iv) each payment required to be made by any Credit Party under the Tranche C Facility Credit Agreement, when and as due, and (v) all other obligations and liabilities of every nature of the Credit Parties under the Credit Agreements from time to time owed to the Secured Parties or any of them, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), which may arise under, out of, or in connection with, the Existing Credit Agreement, the Tranche C Facility Credit Agreement, any Guarantee Agreement, any Security Document or any other Loan Document and any obligation of the Borrower or any Credit Party under either of the Credit Agreements to a Lender under either of the Credit Agreements pursuant to an Interest/Exchange Rate Protection Agreement or under any other document made, delivered or given in connection

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                                                                               3

with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower or any Credit Party pursuant to the terms of the Existing Credit Agreement, the Tranche C Facility Credit Agreement, any Guarantee Agreement, any Security Document, any other Loan Document or any Interest/Exchange Rate Protection Agreement with a Lender (all of the foregoing obligations collectively, the "OBLIGATIONS").

          (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase, "without limitation".

          (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. GUARANTEE. (a) The Borrower hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the due, punctual and complete payment and performance by the Credit Parties when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise, of the Obligations. UCAR hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the due, punctual and complete payment and performance by the Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise, of the Obligations of the Borrower (including the obligations of the Borrower as Guarantor under the immediately preceding sentence).

          (b) Each Guarantor further agrees to pay any and all reasonable expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations guaranteed by such Guarantor and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated, notwithstanding that from time to time prior thereto while the Commitments are in effect any Credit Party may be free from any Obligations.

          (c) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral

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                                                                               4

Agent for the benefit of any Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose, provided that the failure of such Guarantor to provide such notice shall not preclude the application of such payment to the complete or partial satisfaction of such Guarantor's obligations hereunder following such Guarantor's notice to the Collateral Agent of such payment.

          3. NO SUBROGATION. Notwithstanding any payment or payments made by a Guarantor hereunder or any setoff or application of funds of a Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against any Credit Party or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Credit Party in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by any Credit Party on account of the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, Letters of Credit are outstanding and the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall forthwith upon receipt by such Guarantor be turned over to the Collateral Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, at such time and in such order as the Collateral Agent may determine.

          4. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Guarantor, and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by any Secured Party may be rescinded by such Secured Party, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreements, any other Loan Document, any Interest/Exchange Rate
Protection Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Secured Parties, as the case may be) or the relevant Secured Party (in the case of any such Interest/Exchange Rate Protection Agreement) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure,

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                                                                               5

perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against a Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on any Credit Party or any other guarantor, and any failure by any Secured Party to make any such demand or to collect any payments from any Credit Party or any such other guarantor or any release of any Credit Party or such other guarantor shall not relieve any Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Secured Party against any Guarantor.

          5. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between any Credit Party or any Guarantor, on the one hand, and any of the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Credit Party or any Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment, and not of collection, and without regard to
(a) the validity, regularity or enforceability of the Credit Agreements, any other Loan Document, any Interest/Exchange Rate Protection Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Credit Party against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Secured Party, any Credit Party or any Guarantor) which may or might in any manner or to any extent vary the risk of any Guarantor or otherwise constitutes, or might be construed to constitute, an equitable or legal discharge of any Credit Party for the Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Credit Party or any other person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Secured Party to pursue such other rights or remedies or to collect any payments from any Credit Party or any such other person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Credit Party or any such other person or of any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any liability hereunder, and shall not

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impair or affect the rights and remedies,  whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Secured Parties, and their respective
permitted  successors,   indorsees,  transferees  and  assigns,  until  all  the
Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, no Letters of Credit shall be outstanding and the Commitments shall have been terminated, notwithstanding that from time to time while the Commitments are in effect during the term of the Credit Agreements any Credit Party may be free from any Obligations.

          6. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party for any reason whatsoever, including, without limitation, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Credit Party or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Credit Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

          7. PAYMENTS. The Guarantors hereby agree that the Obligations will be paid to the Collateral Agent without setoff or counterclaim in Dollars at the office of the Collateral Agent located at 270 Park Avenue, New York, New York 10017.

          8. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to and with the Secured Parties that all representations and warranties in the Loan Documents that relate to the Guarantors are true and correct in all material respects.

          9. COVENANTS. Each Guarantor hereby covenants and agrees with the Secured Parties that, from and after the date of this Guarantee until the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated, unless the Required Secured Parties shall otherwise consent in writing, it will, and will cause each of the Subsidiaries to, comply with each covenant set forth in Articles V and VI of the Credit Agreements to the extent that it relates to such Guarantor.

          10. AUTHORITY OF COLLATERAL AGENT. Each Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Guarantee with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreements and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Guarantors, the Collateral Agent shall be conclusively

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                                                                               7

presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting.

          11. NOTICES. All notices, requests and demands to or upon any Secured Party or Guarantor under this Guarantee shall be given in accordance with
Section 9.01 of the Credit Agreements.

          12. SEVERABILITY. Any provision of this Guarantee or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the prohibited or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provisions.

          13. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing under the Credit Agreements, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of a Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guarantee irrespective of whether or not such Secured Party shall have made any demand under this Guarantee and although such obligations may be unmatured. The rights of each Secured Party under this Section 13 are in addition to other rights and remedies (including other rights of setoff) that such Secured Party may have.

          14. INTEGRATION. This Guarantee represents the agreement of the Guarantors with respect to the subject matter hereof and there are no promises or representations by any Guarantor or any Secured Party relative to the subject matter hereof not reflected herein.

          15. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Collateral Agent, PROVIDED that any provision of this Guarantee may be waived by the Required Secured Parties pursuant to a letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent.

          (b) No Secured Party shall by any act (except by a written instrument pursuant to Section 15(a) hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or

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                                                                               8

privilege hereunder or any course of dealing between the Collateral Agent and any Guarantor shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          16. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          17. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of each Guarantor and each Secured Party and their permitted successors and assigns except that no Guarantor shall have the right to assign its rights hereunder or any interest herein (and any such attempted assignment shall be void) except as expressly contemplated by this Guarantee or by the other Loan Documents.

          18. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          19. COUNTERPARTS. This Guarantee may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    UCAR INTERNATIONAL INC.

                                      by: /s/ Corrado F. DeGasperis
                                         ---------------------------------------
                                            Name: Corrado F. DeGasperis
                                            Title: Controller


                                    UCAR GLOBAL ENTERPRISES INC.

                                      by: /s/ Corrado F. DeGasperis
                                         ---------------------------------------
                                            Name: Corrado F. DeGasperis
                                            Title: Controller